Exhibit 10.ii.ppp.

RENEWAL OF SUPPLY AGREEMENT

FEED GRADE PHOSPHATES (MONOCAL/BIOFOS)

PHILIPPINES

DATE:

SELLER:	MOSAIC CROP NUTRITION, LLC, d.b.a.
MOSAIC FEED INGREDIENTS
8813 HWY 41 SOUTH RIVERVIEW, FL 33578

BUYER:	CARGILL, INCORPORATED
Cargill Philippines, Inc.- Animal Nutrition Division
Bo. Dampol 1st
Pulilan, Bulacan, Philippines 3005

PRODUCT:	MONOCALCIUM PHOSPHATE (BIOFOS)

SPECIFICATIONS:	TYPICAL MOSAIC SPECIFICATIONS

MARKET:	PHILIPPINES

PERIOD:	JUNE 1, 2008 THROUGH MAY 31, 2009

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (ATTACHED)

CARGILL, INCORPORATED	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its:

RENEWAL OF SUPPLY AGREEMENT

FEED GRADE PHOSPHATES (MONOCAL/BIOFOS)

PHILIPPINES

DATE:

SELLER:	MOSAIC CROP NUTRITION, LLC, d.b.a.
MOSAIC FEED INGREDIENTS
8813 HWY 41 SOUTH
RIVERVIEW, FL 33578

BUYER:	CARGILL, INCORPORATED
% CARGILL PHILIPPINES
GRAIN AND OILSEED CRUSH BUSINESS UNIT
Cargill Philippines, Inc.
29th Flr. Citibank Tower 8741 Paseo de Roxas
Makati City, Metro Manila, Philippines

PRODUCT:	MONOCALCIUM PHOSPHATE (BIOFOS)

SPECIFICATIONS:	TYPICAL MOSAIC SPECIFICATIONS

MARKET:	PHILIPPINES

PERIOD:	JUNE 1, 2008 THROUGH MAY 31, 2009

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (ATTACHED)

CARGILL, INCORPORATED	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its:

RENEWAL OF SUPPLY AGREEMENT

FEED GRADE PHOSPHATES (MONOCAL/BIOFOS)

THAILAND

DATE:

SELLER:	MOSAIC CROP NUTRITION, LLC, d.b.a.
MOSAIC FEED INGREDIENTS
8813 HWY 41 SOUTH
RIVERVIEW, FL 33578

BUYER:	CARGILL, INCORPORATED
% CARGILL SIAM LTD.
18TH FLOOR SINDHORN TOWER III
BANGKOK 10330 THAILAND

PRODUCT:	MONOCALCIUM PHOSPHATE (BIOFOS)

SPECIFICATIONS:	TYPICAL MOSAIC SPECIFICATIONS

MARKET:	THAILAND

PERIOD:	JUNE 1, 2008 THROUGH MAY 31, 2009

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (ATTACHED)

CARGILL, INCORPORATED	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its:

RENEWAL OF SUPPLY AGREEMENT

FEED GRADE PHOSPHATES (MONOCAL/BIOFOS)

THAILAND

DATE:

SELLER:	MOSAIC CROP NUTRITION, LLC, d.b.a.
MOSAIC FEED INGREDIENTS
8813 HWY 41 SOUTH
RIVERVIEW, FL 33578

BUYER:	CARGILL, INCORPORATED
Sun Valley (Thailand) Ltd.
18th Floor, Sindhorn Bldg. III 130-132 Wireless Road, Lumpini Pathumwan, Bangkok 10300 Thailand

PRODUCT:	MONOCALCIUM PHOSPHATE (BIOFOS)

SPECIFICATIONS:	TYPICAL MOSAIC SPECIFICATIONS

MARKET:	THAILAND

PERIOD:	JUNE 1, 2008 THROUGH MAY 31, 2009

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (ATTACHED)

CARGILL, INCORPORATED	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its: